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                                                                    Exhibit 99.1



                           The Med-Design Corporation

                  Certification by the Chief Executive Officer
          Relating to a Periodic Report Containing Financial Statements




         I, James M. Donegan, Chief Executive Officer of The Med-Design Corporation, a Delaware corporation (the "Company"), hereby certify that, to my knowledge:

         (1) The Company's periodic report on Form 10-Q for the period ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *




James M. Donegan
----------------------------------
James M. Donegan
Chief Executive Officer

Date:  May 14, 2003